Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

           This Securities Purchase Agreement (“Agreement”) is made as of the date last indicated below on the signature page hereof, by and between SpendSmart Networks, Inc., a Delaware corporation having its principal offices at 805 Aerovista Parkway, Suite 205, San Luis Obispo, CA 93401 (the “Company” or “Borrower”) and the Purchaser (“Purchaser”) whose name and address are set forth on the Signature Page to this Agreement.

R E C I T A L S

A. The Borrower is conducting a private offering (the “Offering”) of units (“Units” or “Securities”) with each such Unit consisting of: (i) a 9% Convertible Promissory Note substantially in the form as annexed hereto as Exhibit A, (the “Note”) in the principal amount of $50,000, which may be voluntarily converted into shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) at a conversion price equal to $0.75, and (ii) a warrant (the “Warrant”) to purchase up to 66,667 shares of Common Stock of the Company at an exercise price per share equal to one dollar ($1.00), in the form attached hereto as Exhibit B.

B. Purchasers understand that there is a great deal of risk, illiquidity and uncertainty in the purchase of the Units herein, and that no assurance can be made that the Borrower will repay the Notes, complete its business plan or, if completed, that it will be successful in doing so.  Purchasers have received and examined all of the Borrower’s SEC Reports (as defined in Section 3.7.1).

C. The offering of Units is being made directly by the Borrower, to accredited investors only, under Regulation S and/or Rule 506 of Regulation D of the Securities Act, as amended, on a “best efforts $2,000,000 maximum” basis, which may be increased without notice to investors (the “Maximum Offering”).

D. There is no escrow agent in this offering and moneys will not be held in any segregated or secured account pending acceptance or rejection.  Accordingly, there is also no minimum offering amount and your funds reflecting the Purchase Price (as defined herein) will become immediately available for use by the Borrower and susceptible to rights of third party creditors without protection.  Purchasers and third party agents will not have an opportunity to approve of a Closing/subscription acceptance, or to request refund of any moneys submitted to the Borrower until such time as subscriptions are accepted or rejected or a Termination Date (as defined herein) occurs. Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered with the appropriate subscription documents the Borrower may utilize and disburse funds and conduct a Closing and issue to Purchasers their respective Securities without any advanced consent or notice to Purchasers.  The Borrower may reject any subscriptions in whole or in part for any reason or for no reason to return funds to the Purchaser to the extent of such non accepted funds, or, retains the right to hold the same for acceptance or rejection at a future closing, until termination of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and each Purchaser agree as follows:

AGREEMENT

           1.           PURCHASE AND SALE OF UNITS.

           1.1           Purchase and Sale.  In reliance upon the representations and warranties of the Borrower and each Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, each Purchaser shall purchase, and the Borrower shall sell and issue to each Purchaser, Notes and Warrants comprising the Units, at a negotiated purchase price of face value, the Principal Amount of Notes and corresponding Warrants set forth on the signature page annexed to the end of this Agreement as executed by such Purchaser (the “Purchaser Signature Page”), issued in such Purchaser’s name, at a purchase price of $50,000 per Unit (the “Purchase Price”). Partial Units may be accepted at the discretion of the

2.           CLOSING.

           2.1           Date and Time.  The sale of Units will take place in one or more closings (“Closing”), subject to the satisfaction of all the parties hereto of their obligations herein.  The Purchasers shall submit an executed copy of this Agreement to the Borrower along with the Purchase Price by bank wire (or, with the consent of Borrower, by check) directly to the Borrower.  The Closing of the sale of Units contemplated by this Agreement shall take place from time to time as subscriptions are received, without any consent of, or notice to, Purchasers.  Subscriptions that are not accepted will be returned with any funds (less wire fees).  The Closing shall take place at the offices of the Borrower (each, a “Closing Date”) on or before April 15, 2015, unless otherwise extended by the Borrower up to a maximum of 30 days (the “Termination Date”).

           2.2           No Escrow Agent.  There is no escrow agent and no minimum offering amount.  Purchasers understand and acknowledge that the Borrower may or may not raise capital other than their own subscription and, that the Borrower may accept subscriptions from Purchasers at any time.  Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered to the Borrower with the appropriate subscription documents and their subscription received.  The Borrower may reject any subscriptions in whole or in part for any reason or for no reason and shall return funds to the Purchaser to the extent of such non accepted funds, or, retains the right to hold the same for acceptance or rejection at a future closing, until the Termination Date of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

3.           REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

           As a material inducement to each Purchaser to enter into this Agreement and to purchase the Units the Borrower represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.  All references in this Section 3 to the Notes, Conversion Shares, Warrants or Warrant Shares shall be collectively referred to as the “Securities” unless the context requires otherwise.

           3.1           Organization and Good Standing.  The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business in all jurisdictions as presently conducted and as proposed to be conducted.  The Borrower and its subsidiaries have all government and other licenses and permits and authorizations to do business in all jurisdictions where their activities require such license, permits and authorizations, except where failure to obtain any such license, permit or authorization will not have a Material Adverse Effect, as defined herein.

           3.2           Capitalization.  As of March 26, 2015, the Borrower is authorized to issue 300,000,000 shares of Common Stock, of which, 18,476,774, shares were issued and outstanding, and 4,299,081 authorized Series C Preferred Stock of which 3,740,729 were issued and outstanding (i.e. 33,439,690shares of common stock issued and outstanding assuming the exercise of all Series C Preferred Stock and Warrants. All outstanding shares of the Borrower’s capital stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. The Company has no convertible debt outstanding as of March 1, 2015.  There is only one class and series of common stock of the Borrower, without any special series, rights, preferences or designations assigned to any particular shares of common stock. The Borrower does not have any outstanding notes, convertible debt, derivative securities or notes other than as specifically set forth in the SEC Reports.

           3.3           Authorization and Enforcement.  This Agreement, the Note, and Warrants and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Borrower and are valid and binding agreements of the Borrower enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The Borrower has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder. The Borrower has calculated the average percentage rate and compensation given to Purchaser and has determined that the interest rate offered hereby does not violate the law of the state of New York or Delaware and is fully enforceable. The Borrower understands that Purchaser has relied on the foregoing representation and warranties as well as all other representations and warranties of the Borrower herein in making an investment decision.

                           3.4           Reservation and Valid Issuance of Securities.  The Notes and Warrants have been duly and validly authorized and delivered and are fully enforceable as against the Company. The Company has reserved 1.5 times (150%) of the number of shares into which the Notes are initially convertible (the “Conversion Shares”) and for which the Warrants are initially exercisable, and shall increase the amount of shares reserved for issuance in the event of any adjustment required to satisfy the Note conversion or Warrant exercise terms from time to time.  The Conversion Shares and the shares of Common Stock issuable upon the conversion of the Warrant (the “Warrant Shares”) issuable upon conversion of the Notes or exercise of the Warrants have been duly and validly authorized and, upon issuance upon conversion of the Notes or due exercise of the Warrant, will be validly issued, fully paid and non-assessable.  The Conversion Shares, upon issuance in connection with conversion of the Note are, and the Warrant Shares, upon issuance in accordance with the Warrants will be, free and clear of any security interests, liens, claims or other encumbrances, other than restrictions upon transfer under federal and state securities laws.  The shares of each Subsidiary are duly authorized, validly issued, fully paid and non assessable and held by the Borrower which has sole, and unencumbered marketable title and is the sole owner.

           3.5           No Conflict, Breach, Violation or Default; Third Party Consents.  The execution, delivery and performance of the Transaction Documents by the Borrower and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Borrower’s Articles of Incorporation or the Borrower’s Bylaws, both as in effect on the date hereof (collectively, the “Company Documents”), or (ii) any statute, rule, regulation or order of any governmental agency, self regulatory agency, securities regulatory or insurance regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Borrower or any of its assets or properties, or (iii) any material agreement or instrument to which the Borrower is a party or by which the Borrower is bound or to which any of its assets or properties is subject; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  No approval of or filing with any governmental authority is required for the Borrower to enter into, execute or perform this Agreement or any Transaction Document.

           3.6           No Material Adverse Change.  Since December 31, 2014, except as identified and described in the SEC Reports (as defined below), there has not been:

                                (i)           any change in the assets, liabilities, financial condition or operating results of the Borrower from that reflected in the financial statements included in the Borrower’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a material adverse effect on the Borrower’s assets, properties, financial condition, operating results or business of the Borrower taken as a whole other than an effect primarily or proximately resulting from (A) changes in general economic or market conditions affecting the industry generally in which the Borrower operates, which changes do not disproportionately affect the Borrower as compared to other similarly situated participants in the industry in which the Borrower operates; (B) changes in applicable law or GAAP; and (C) acts of terrorism, war or natural disasters which do not disproportionately affect the Borrower (as such business is presently conducted) (a “Material Adverse Effect”), individually or in the aggregate;

                                (ii)           any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Borrower, or any redemption or repurchase of any securities of the Borrower;

                                (iii)           any material damage, destruction or loss, whether or not covered by insurance, to any assets, licenses, government permits, self regulatory agency permit or license, or properties of the Borrower;

                                (iv)           any waiver, not in the ordinary course of business, by the Borrower of a material right or of a material debt owed to it;

                                (v)           any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Borrower, except in the ordinary course of business and which has not had a Material Adverse Effect;

                                (vi)           any change or amendment to borrower documents, or material change to any material contract or arrangement by which the Borrower is bound or to which any of its  assets or properties is subject;

                                (vii)           any material labor difficulties, labor disputes, non-compete or similar disputes, or labor union organizing activities with respect to employees of the Borrower;

                                (viii)           any material transaction entered into by the Borrower other than in the ordinary course of business;

                                (ix)           the loss of the services of any key employee, salesperson, or material change in the composition or duties of the senior management of the Company;

                                (ix)           the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect;

                                (x)           any default of any indebtedness or, to the knowledge of the Borrower, breach of contract agreement, in each case with aggregate liabilities of greater than $50,000; or

                                (xi)           any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

                           3.7           SEC Reports and Financial Statements.

                           3.7.1           The Borrower has made available to each Purchaser through the SEC’s EDGAR system accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Borrower with the United States Securities and Exchange Commission (“SEC”) since September 30, 2014 (collectively, the “SEC Reports”).  All statements, reports, schedules, forms and other documents required to have been filed by the Borrower with the SEC have been so filed.  As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934 (the “1934 Act”), as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           3.7.2           Except for pro forma financial statements, if any, the audited financial statements and unaudited interim financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto at the time of filing and as of the date of each Closing; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the financial position of the Borrower as of the respective dates thereof and the results of operations of the Borrower for the periods covered thereby, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All adjustments considered necessary for a fair presentation of the financial statements have been included. Purchaser acknowledges that the Borrower has restated its Quarterly Reports on Form 10-Q for the periods ended December 31, 2012 and March 31, 2013, and did not timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2013.

                           3.8           Securities Law Compliance.  Assuming the accuracy of the representations and warranties of each Purchaser set forth in Section 4 of this Agreement, the offer and sale of the Securities comprising the Securities will constitute an exempted transaction under the Securities Act, and registration of the Conversion Shares, Warrants or Warrant Shares under the Securities Act for issuance herein is not required.  The Borrower shall make such filings as may be necessary to comply with the Federal securities laws and the “blue sky” laws of any state in connection with the offer and sale of the Securities, which filings will be made in a timely manner.

                           3.9           Tax Matters.  The Borrower has timely prepared and filed all tax returns required to have been filed by the Borrower with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it.  The charges, accruals and reserves on the books of the Borrower in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Borrower nor, to the Borrower’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Borrower, taken as a whole.  All taxes and other assessments and levies that the Borrower is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.  There are no tax liens or claims pending or, to the Borrower’s Knowledge, threatened against the Borrower or any of its assets or property.  There are no outstanding tax sharing agreements or other such arrangements between the Borrower or other corporation or entity.  For the purposes of this agreement, “Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Borrower.

                           3.10           Title to Properties.  Except as disclosed in the SEC Reports, the Borrower has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Reports, the Borrower holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

                           3.11           Intellectual Property.

Except as provided in the SEC Reports:

                                (i)           All intellectual property of the Borrower or its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable.  No intellectual property of the Borrower which is necessary for the conduct of Company’s businesses as currently conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Borrower’s Knowledge, no such action is threatened.

                                (ii)           All of the licenses and sublicenses and consent, royalty or other agreements concerning intellectual property which are necessary for the conduct of the Borrower’s business as currently conducted to which the Borrower is a party or by which any of its assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Borrower and, to the Borrower’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Borrower under any such License Agreement.

                                (iii)           The Borrower owns or has the valid right to use all of the intellectual property that is necessary for the conduct of the Borrower’s business as currently conducted and for the ownership, maintenance and operation of the Borrower’s properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned intellectual property and confidential information other than licenses entered into in the ordinary course of the Borrower’s business.  The Borrower has a valid and enforceable right to use all third party intellectual property used or held for use in the business of the Borrower.

                                (iv)           To the Borrower’s Knowledge, the conduct of the Borrower’s business as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any intellectual property rights of any third party or any confidentiality obligation owed to a third party, and, to the Borrower’s Knowledge, the intellectual property and Confidential Information of the Borrower which are necessary for the conduct of the Borrower’s business as currently conducted are not being Infringed by any third party.  There is no litigation or order pending or outstanding or, to the Borrower’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any intellectual property or confidential information of the Borrower and the Borrower’s use of any intellectual property or confidential information owned by a third party, and, to the Borrower’s Knowledge, there is no valid basis for the same.

                                (v)           The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Borrower’s ownership or right to use any of the intellectual property or confidential information which is necessary for the conduct of the Borrower’s business as currently conducted.

                                (vi)           The Borrower has taken reasonable steps to protect the Borrower’s rights in its intellectual property and confidential information.  Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s business as currently conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Borrower’s standard forms thereof, except where the failure to do so has not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.  Except under confidentiality obligations, there has been no material disclosure of any Confidential Information to any third party.

                           3.12           Environmental Matters.  To the Borrower’s Knowledge, the Borrower (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Borrower’s Knowledge, threatened investigation that might lead to such a claim.

                            3.13           Litigation.  Except as disclosed in the SEC Reports, there are no pending material actions, suits or proceedings against or affecting the Borrower, or any of its properties; and to the Borrower’s Knowledge, no such actions, suits or proceedings are threatened or contemplated against the Borrower.

                           3.14           No Directed Selling Efforts or General Solicitation.  Neither the Borrower nor any Person, as defined below, acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.  “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization or entity.

                           3.15           No Integrated Offering.  Neither the Borrower nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Borrower on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act.  For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

                           3.16           Questionable Payments. To the Borrower’s Knowledge, none of its current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Borrower, has on behalf of the Borrower or in connection with its business: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (iv) made any false or fictitious entries on the books and records of the Borrower; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

                           3.17           Transactions with Affiliates.  Except as disclosed in the SEC Reports, none of the officers or directors of the Borrower and, to the Borrower’s Knowledge, none of the employees of the Borrower is presently a party to any transaction with the Borrower (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Borrower’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                           3.18           Internal Controls.  Except as otherwise set forth in the SEC Reports, the Borrower is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Borrower except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.  Except as set forth in the SEC Reports, the Borrower maintains, and will use commercially reasonable best efforts to maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements and to maintain asset accountability both in conformity with GAAP and the applicable provisions of the 1934 Act, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports, the Borrower has established disclosure controls and procedures (as defined in the 1934 Act Rules 13a-14 and 15d-14) and designed such disclosure controls and procedures to ensure that material information relating to the Borrower, including the subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Borrower’s most recently filed period report under the 1934 Act, as the case may be, is being prepared.  The Borrower’s certifying officers have evaluated the effectiveness of the Borrower’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”).  The Borrower presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Borrower’s internal controls (as such term is defined in Item 308 of Regulation S-K for smaller reporting companies) or, to the Borrower’s Knowledge, in other factors that could significantly affect the Borrower’s internal controls.

                           3.19           Disclosures.  Neither the Borrower nor any Person acting on any of their behalf has provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information.  The written materials delivered to the Purchasers in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

           3.20           No Market Manipulation.  The Borrower and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

           3.21           Information Concerning Borrower.  The SEC Reports and Transaction Documents contain all material information relating to the Borrower and its operations and financial condition as of their respective dates which information is required to be disclosed therein.  Since the date of the financial statements included in the Reports, and except as modified in the Transaction Documents, or in the Schedules hereto, there has been no Material Adverse Effect relating to the Borrower's business, financial condition or affairs not disclosed in the SEC Reports. The SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

           3.22           Stop Transfer.  The Borrower will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the affected Purchaser.

           3.23           No General Solicitation.  Neither the Borrower, nor any of its Affiliates, nor to Borrower’s Knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities

           3.24           Dilution.   The Borrower's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Borrower’s equity or rights to receive equity of the Borrower.  The Board of Directors of the Borrower has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Borrower.  The Borrower specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes, and Warrant Shares upon exercise of the Warrants, is binding upon the Borrower and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Borrower or parties entitled to receive equity of the Borrower.

           3.25           Foreign Corrupt Practices.  Neither the Borrower, nor to the Knowledge of the Borrower, any agent or other person acting on behalf of the Borrower, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Borrower (or made by any person acting on its behalf of which the Borrower is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.           REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

           Each Purchaser individually and not jointly hereby represents warrants and covenants with the Borrower as follows.  For avoidance of doubt, these warranties and representations are made to the Borrower as well as to their agents and representatives and affiliates and other members of the selling group (if any) and their representatives and affiliates, as third party beneficiaries hereto:

           4.1           Legal Power.  Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement or any other Transaction Documents to which it is a party.

           4.2           Due Execution.  The execution and performance of the terms under this Agreement and the Accredited Investor Questionnaire in the form annexed hereto as Exhibit C (the “Questionnaire”) and Purchaser Signature Page hereto, have been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Borrower, this Agreement will be a valid and binding agreement of such Purchaser.

                           4.3           Access to Information.  Each Purchaser understands that an investment in the Securities involves a high degree of risk and long term or permanent illiquidity, including, risk of loss of their entire investment.  Each Purchaser also understands that the Borrower has limited capital and is not profitable and will likely not be able to repay the Notes, and is dependent on a conversion event to satisfy its obligations thereunder.  Each Purchaser represents that such Purchaser has been given full and complete access to the Borrower for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Securities.  Each Purchaser represents that such Purchaser has received and reviewed copies of the SEC Reports.  Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Borrower regarding its business prospects and the Securities, all as such Purchaser or such Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Securities.

                           4.4           Restricted Securities.

                                4.4.1           Each Purchaser has been advised that none of the Securities have been registered under the Securities Act or any other applicable securities laws and that Securities are being offered and sold pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and/or Regulation S thereunder, and that the Borrower’s reliance upon Section 4(a)(2) and/or Rule 506 of Regulation D and/or Regulation S is predicated in part on such Purchaser representations as contained herein (including, for avoidance of doubt, the Questionnaire).  Each Purchaser acknowledges that the Securities will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act.  None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Borrower, an applicable exemption from registration is available.

                                4.4.2           Each Purchaser represents that such Purchaser is acquiring the Securities for such Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

                                4.4.3           Each Purchaser understands and acknowledges that the certificates representing the Notes, Conversion Shares, Warrants and, if issued, the Warrant Shares, will bear substantially the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE BORROWER RECEIVES AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE BORROWER STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE BORROWER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

                                4.4.4           Each Purchaser acknowledges that an investment in the Securities is not liquid and is transferable only under limited conditions.  Each Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities.  Each Purchaser is an “accredited investor” as defined under Rule 501 under the Securities Act.  Each Purchaser understands and acknowledges that the Borrower was once a “shell” company and accordingly, if it becomes delinquent in filing its Exchange Act reports, any Conversion Shares and Warrant Shares will become illiquid until such time as the Company becomes current in its Exchange Act reports.

                                4.4.5           The representations made by each Purchaser on the Questionnaire and Signature Page are true and correct.

                           4.5           Purchaser Sophistication and Ability to Bear Risk of Loss.  Each Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Securities and can bear the economic risk of investment in such securities without producing a material adverse change in such Purchaser’s financial condition.  Each Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

                           4.6           Purchases by Groups.  Each Purchaser represents, warrants and covenants that it is not acquiring the Securities as part of a group within the meaning of Section 13(d)(3) of the 1934 Act or otherwise purchasing with intent to control voting over the Borrower.

                           4.7           Independent Investigation.  Each Purchaser in making his decision to purchase the Securities herein, has relied solely upon an independent investigation made by him and his legal, tax and/or financial advisors and, is not relying upon any oral representations of the Borrower.

                           4.8           No Advertising.  Each Purchaser has not received any general solicitation or advertising regarding the offer of the Units or any of the Securities.

                           4.9           Certain Trading Activities.  Each Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Borrower (including, without limitation, any short sales involving the Borrower’s securities) since the time that such Purchaser was first contacted by the Borrower regarding the investment in the Borrower contemplated by this Agreement.  Each Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Borrower (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

                           4.11           Regulation S; Non-U.S. Person Status.  For purposes of compliance with the Regulation S exemption for the offer and sale of the Securities to non-U.S. Persons, if the Purchaser is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S, the Purchaser represents and warrants they are a person or entity that is outside the United Sates, and further represents and warrants as follows:

4.11.1                      The Purchaser is not acquiring the Securities for the account or benefit of a U.S. Person.

4.11.2                      If the Purchaser is a legal entity, it has not been formed specifically for the purpose of investing in the Borrower.

4.11.3                      The Purchaser hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Securities, including (i) the legal requirements of the Purchaser’s jurisdiction for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities; and further, the Purchaser agrees to continue to comply with such laws as long as he, she or it shall hold the Investment Securities.

4.11.4                      To the knowledge of the Purchaser, without having made any independent investigation, neither the Borrower nor any person acting for the Borrower, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Securities being offered.  Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Investment Securities.  To the knowledge of the Purchaser, the Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.11.5                      The Purchaser will offer, sell or otherwise transfer the Securities, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Borrower’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Borrower for the purpose of determining the availability of an exemption.

4.11.6                      The Purchaser will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

4.11.7                      The Purchaser represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Purchaser understands that the Borrower may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Securities under the Securities Act of 1933, as amended, and the provisions of relevant state securities laws.

                           4.12           Public Statements.  The Purchaser agrees not to issue any public statement with respect to the Offering, Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Borrower without the Borrower’s prior written consent, except such disclosures as may be required under applicable law.

                           4.13           Acceptance or Rejection.  The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

                           4.14           Confidential.  Each Purchaser acknowledges that the information made available to the Purchaser other than the SEC Reports is confidential and non-public and agrees that all such information shall be kept in confidence by the Purchaser and neither used by the Purchaser for the Purchaser’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Purchaser’s subscription may not be accepted by the Company; provided, however, that (a) the Purchaser may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Purchaser with respect to its investment in the Borrower so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Borrower).

                           4.15           The Purchaser understands that the Notes and Warrants being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

5.           COVENANTS OF BORROWER RELATING TO NOTE AND WARRANT.

                           5.1           Reservation of Shares.  The Borrower hereby covenants to maintain at all times while the Notes or Warrants are outstanding, reserved and authorized for issuance upon exercise of the Warrants or Conversion Shares, such number of Warrant Shares and Conversion Shares as equals 150% of the amount of shares that such Notes and Warrants are convertible into or exchangeable for at any time and from time to time.  The Borrower hereby further agrees to take all further acts, including amending its charter or amending any filing with any exchange or quotation service in order to effectuate the foregoing.

           (b)           The Company covenants and agrees with the Purchasers, commencing after the initial Closing and continuing for so long as Purchasers own at least 40% of Notes and Warrants outstanding, or 40% of the Conversion Shares and Warrant Shares (as adjusted for stock splits and similar adjustments), the Company may not take the following actions without consent of the Purchasers:

                                (i)           guarantee any indebtedness of any person or entity other than the Company or its wholly owned subsidiaries not in the ordinary course of business;

(ii)           make any investment in securities other than US money market funds or FDIC insured CD accounts, provided, however, that nothing contained herein shall prevent the Company from entering into strategic acquisitions and/or joint ventures with any other person or entity whereby the Company may be required to acquires equity interests relating to such person or entity;

(iii)           enter into or modify any interested party transaction with any affiliate;

(iv)           make a material change in the principal business of the Company;

(vii)           sell, assign, license, lease, pledge or encumber material technology or intellectual property except in the ordinary course of business;

(viii) decide to liquidate, dissolve, wind up, merge or consolidate the Company; or

(ix)  sell, lease, transfer, license or dispose of substantially all of the assets of the Company.

                           5.2           Payment for legal Opinions and Removal of Legends.  The Company shall cover all costs associated with removal of any securities act restrictive legends, including, without limitation, the cost of replacement certificates and opinion or letter of Company counsel to the transfer agent, as well as delivery costs, for all Shares and Warrant Shares. [DISCUSS]

                           5.3           Maximum Payments.  Nothing herein shall be deemed to require that the Borrower pay any interest or make any payment that exceeds the maximum amount permissible by law.  The Borrower has covenanted that it has calculated the total interest and other payments payable hereunder and, as a condition to closing, has determined that the same does not exceed the legal limits provided by law. In the event that the Borrower determines that a payment may exceed legal limits for any reason, the Borrower shall repay that amount of Note or make such payments to the maximum amount that law would permit or permit the holder of the Notes to convert in whole or in part at the then prevailing rate.

           6.           COVENANTS OF THE BORROWER AND PURCHASER

           6.1           Use of Proceeds.  The Borrower shall pay to their stock transfer agent the cost of all Warrant Share certificates and Conversion Share certificates anticipated to be issued. The Borrower intends to employ the remaining net proceeds (i.e. after all legal costs, offering costs, etc.) from the purchase and sale of the Units for purposes of working capital, marketing, acquisitions, expansion and to further the operations of the Borrower and will not use such proceeds to make payments or repayments to Company insiders or affiliates or related persons.

                           6.2           Piggy Back Registration Rights.  At any time the Conversion Shares or Warrant Shares (or right to obtain Warrant Shares pursuant to the terms of the Warrant) (collectively, the “Registrable Securities”) are owned by a Purchaser and there is not an effective registration statement covering all of the Registrable Securities, and if the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act, of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents (the “Registration Statement”) relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Purchaser a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered; provided, however, that Registrable Securities may be reduced on a pro rata basis with such other securities being registered on the applicable registration statement if and to the extent that the underwriter(s) associated with the offering which is the subject of the registration statement believes, in good faith, that the inclusion of such Registrable Securities will have an adverse effect on the sale of the securities for which such registration statement was filed, and further provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6.2  that are eligible for resale pursuant to Rule 144 promulgated by the SEC pursuant to the Act or that are the subject of a then effective registration statement; provided further that the Borrower’s counsel renders an opinion letter as such in favor of the Purchaser at Borrower’s expense. If any SEC guidance or FINRA regulation sets forth a limitation on the number of securities permitted to be registered on a particular registration statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), the number of Registrable Securities to be registered on such registration statement will be reduced on a pro rata basis with such other securities being registered on the applicable registration.

                                                6.2.1           Obligations and Acknowledgements of the Purchasers.  In connection with the registration of the Registrable Securities pursuant to Section 6.2, each Purchaser shall have the following obligations and hereby make the following acknowledgements: (a) It shall be a condition precedent for the Borrower to include the Registrable Securities in the Registration Statement that each Purchaser wishing to participate in the Registration Statement (i) shall furnish to the Borrower such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and (ii) shall execute such documents in connection with such registration as the Borrower may reasonably request; (b) each Purchaser requesting registration agrees to cooperate with the Borrower in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Borrower in writing of its election to exclude all of its Registrable Securities from such Registration Statement; and (c) each Purchaser acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registrable Securities being registered for resale by it, and if a Purchaser includes Registrable Securities for offer and sale within a Registration Statement such Purchaser hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

                                                 6.2.2           Registration Process.  In connection with the registration of the Registrable Securities pursuant to Section 6.2, the Borrower shall:

                           (a)           Prepare and file with the SEC the Registration Statement and such amendments (including post effective amendments) to the Registration Statement and supplements to the prospectus included therein (a “Prospectus”) as the Borrower may deem necessary or appropriate and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the period commencing on the effective date of the Registration Statement and ending on the date on which all of the Registrable Securities may be sold to the public without registration under the Securities Act in reliance on Rule 144 (the “Registration Period”) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (b)           Comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by each Purchaser as set forth in the Prospectus forming part of the Registration Statement or (ii) the date on which the Registration Statement is withdrawn;

                           (c)           Furnish to each Purchaser and its legal counsel identified to the Borrower (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Borrower, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities;

                           (d)           Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Purchasers reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Borrower shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

                           (e)           As promptly as practicable after becoming aware of such event, notify each Purchaser of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Purchaser as such Purchaser may reasonably request;

                           (f)           As promptly as practicable after becoming aware of such event, notify each Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

                           (g)           Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances; and

                           (h)           Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Purchaser may request and maintain a transfer agent for the Common Stock.

                                                6.2.3           Obligations and Acknowledgements of the Purchasers.  In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations and hereby make the following acknowledgements:

                           (a)           It shall be a condition precedent to the obligations of the Borrower to include the Registrable Securities in the Registration Statement that each Purchaser wishing to participate in the Registration Statement (i) shall furnish to the Borrower such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and (ii) shall execute such documents in connection with such registration as the Borrower may reasonably request.  Prior to the first anticipated filing date of a Registration Statement, the Borrower shall notify each Purchaser of the information the Borrower requires from such Purchaser (the “Requested Information”) if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement.  If a Purchaser notifies the Borrower and provides the Borrower the information required hereby prior to the time the Registration Statement is declared effective, the Borrower will file an amendment to the Registration Statement that includes the Registrable Securities of such Purchaser provided, however, that the Borrower shall not be required to file such amendment to the Registration Statement at any time less than five (5) business days prior to the effective date.

                           (b)           Each Purchaser agrees to cooperate with the Borrower in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Borrower in writing of its election to exclude all of its Registrable Securities from such Registration Statement;

                           (c)           Each Purchaser agrees that, upon receipt of any notice from the Borrower of the occurrence of any event of the kind described in Section 6.2.2(e) or 6.2.2(f), such Purchaser shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Purchaser’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.2.2(e) and, if so directed by the Borrower, the Purchaser shall deliver to the Borrower (at the expense of the Borrower) or destroy (and deliver to the Borrower a certificate of destruction) all copies in the Purchaser’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                           (d)           Each Purchaser acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registrable Securities being registered for resale by it, and if a Purchaser includes Registrable Securities for offer and sale within a Registration Statement such Purchaser hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

6.2.4           Expenses of Registration.  All expenses (other than underwriting discounts and commissions and the fees and expenses of a Purchaser’s counsel) incurred in connection with registrations, filings or qualifications pursuant to this Section 6.2, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Borrower, shall be borne by the Borrower.

6.2.5           Indemnification and Contribution.

                           (a)           Indemnification by the Borrower.  The Borrower shall indemnify and hold harmless each Purchaser and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act (each such Person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Borrower hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Borrower shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Borrower by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 6.2.2(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Borrower has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

                           (b)           Indemnification by the Purchasers and Underwriters.  Each Purchaser agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, severally and not jointly, as a consequence of facilitating such disposition of Registrable Securities to (i) indemnify and hold harmless the Borrower, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Borrower), its officers and directors who sign any Registration Statement and each Person, if any, who controls the Borrower within the meaning of either Section 15 of the Securities Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Borrower or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Borrower by the Purchaser or underwriter expressly for use therein, and (ii) reimburse the Borrower for any legal or other expenses incurred by the Borrower in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Purchaser shall not be liable under this Section 6.2.5(b) for any amount in excess of the net proceeds paid to such Purchaser in respect of Registrable Securities sold by it.

                           (c)           Notice of Claims, etc.  Promptly after receipt by a Person seeking indemnification pursuant to this Section 6.2.5 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the Person against whom indemnification pursuant to this Section 6.2.5 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure.  In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.  Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out of pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim.  If the Indemnified Party employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party.  Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel).  The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

                           (d)           Contribution.  If the indemnification provided for in this Section 6.2.5 is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.2.5(d) were determined by pro rata allocation (even if the Purchasers or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.2.5 (d).  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (e)           Limitation on Purchasers’ and Underwriters’ Obligations.  Notwithstanding any other provision of this Section 6.2.5, in no event shall (i) any Purchaser have any liability under this Section 6.2.5 for any amounts in excess of the dollar amount of the proceeds actually received by such Purchaser from the sale of Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) any underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

                           (f)           Other Liabilities.  The obligations of the Borrower under this Section 6.2.5 shall be in addition to any liability which the Borrower may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6.2.5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Borrower.  The remedies provided in this Section 6.2.5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

6.2.6           Rule 144.  With a view to making available to the Purchasers the benefits of Rule 144, the Borrower agrees to use its best efforts to:

                           (a)           comply with the provisions of paragraph (c)(1) of Rule 144; and

                           (b)           file with the SEC in a timely manner all reports and other documents required to be filed by the Borrower pursuant to Section 13 or 15(d) under the 1934 Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Purchasers, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

                                                 6.2.7           Common Stock Issued Upon Stock Split, etc.  The provisions of this Section 6.2 shall apply to any shares of Common Stock or any other securities issued as a dividend or distribution in respect of the Conversion Shares or the Warrant Shares.

                                                 6.2.8           Termination of Registration Rights.  The piggy-back registration rights granted in this Section 6.2 shall terminate with respect to a security upon the date such security is first eligible to be resold pursuant to Rule 144 of the Securities Act.

                           6.3           [Omitted.]

                           6.4.           [Omitted.]

                           6.5           [Omitted.]

                           6.6           Filing of Reports.  Borrower shall file on a timely basis, any and all reports or amendments thereto, as it is required to file in order to remain fully current with all of its reporting obligations under the Exchange Act so as to enable sales without resale limitations two (2) years from the date of final Closing, pursuant to Rule 144, as amended (“Rule 144 Sales”). The Borrower shall pay for all opinions or similar letters to its transfer agent, as well as pay for all transfer agent costs, relating to the removal of the Rule 144 restrictive legend on share certificates representing the Conversion Shares or Warrant Shares.

For avoidance of doubt, all references herein to filings to be made on a “timely basis” shall include and mean, any extension periods permissible under Rule 12b-25 of the Exchange Act, provided that the Borrower has complied with such rule, but not beyond said extension date.

7.           CONDITIONS

                           7.1           Conditions Precedent to the Obligation of the Borrower to Close and to Sell the Securities.  The obligation hereunder of the Borrower to close and issue and sell the Securities to the Purchasers at a Closing is subject to the satisfaction or waiver, at or before such Closing of the conditions set forth below.  These conditions are for the Borrower’s sole benefit and may be waived by the Borrower any time in their sole discretion.

                                                7.1.1           Accuracy of the Purchasers’ Representations and Warranties.  The representations and warranties of each Purchaser (including, for avoidance of doubt, those relating to the Questionnaire) shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

                                                7.1.2           Performance by the Purchasers.  Each Purchaser shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to such Closing.

                                                7.1.3           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                                7.1.4           Delivery of Purchase Price.  The Purchase Price for the full principal amount of Units shall be available in cleared funds and authorized by the  Borrower, in their sole and absolute discretion, for distribution on such Closing in accordance with the terms hereof.

                                                 7.1.5           Delivery of Transaction Documents.  The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Borrower.

                                 7.1.6           Acceptance of Securities Purchase Agreement.  The Company shall have duly executed and delivered a copy of the acceptance page to the Securities Purchase Agreement for each individual Purchaser.

                           7.2           Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Shares.  The obligation hereunder of the Purchasers to purchase the Units and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before such Closing, of each of the conditions set forth below.  These conditions are for the Purchasers’ sole benefit and may be waived in writing by the Purchasers at any time in their sole discretion.

                                                7.2.1           Accuracy of the Borrower’s Representations and Warranties.  Each of the representations and warranties of the Borrower in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of such Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

                                                7.2.2           Performance by the Borrower.  The Borrower shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Borrower at or prior to such Closing.

                                                7.2.3           No Suspension, Etc.  Trading in the Common Stock of the Borrower shall not have been suspended by the SEC or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Borrower, which suspension shall be terminated prior to the Closing).

                                                7.2.4           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                                7.2.5           No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been initiated, against the Borrower, or any of the officers, directors or affiliates of the Borrower seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

                                                7.2.6           Notes and Warrants.  At the Closing, the Borrower shall have delivered to the Purchasers the Notes and Warrants along with all appropriate board resolutions or other necessary documentation in order to issue the Securities in such denominations as each Purchaser may request.  The Company shall have paid any commitment or similar fees to Purchaser and its Management at or prior to the first Closing. The Borrower shall also deliver this Agreement, duly executed by the Borrower.

                                                7.2.7           Secretary’s Certificate.  The Borrower shall deliver to the Purchaser, a secretary’s certificate, dated as of the each Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Borrower’s Articles of Incorporation, (iii) the Bylaws, each as in effect at such Closing, and (iv) the authority and incumbency of the officers of the Borrower executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

                                                7.2.8           Officer’s Certificate. On each Closing Date, the Borrower shall have delivered to the Purchaser a certificate signed by an executive officer on behalf of the Borrower, dated as of such first Closing Date, confirming the accuracy of the Borrower’s representations, warranties, and covenants as of such Closing Date, setting forth the amount of fees and total interest it believes are included as part of the issuance of the Notes (inclusive of amounts paid to Wellfleet Partners, Inc. or otherwise)  that, based on the foregoing the Company does not have reason to believe that the Notes and Warrants are unenforceable for any reason, and confirming the compliance by the Borrower with the conditions precedent set forth in paragraph 7.2.9 as of such Closing.

7.2.9           Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before such Closing Date.

                                                7.2.10           Legal Opinion.  Company shall assist with issuing and depositing stock certificates including the preparation of any document including an opinion of counsel if necessary.

8.           LEGAL FEES.

           8.1           Legal Fees.   The Borrower shall, at the first closing of the offering, reimburse all legal fees, and reasonable costs, and other expenses of the  Purchasers counsel, Ronniel Levy, Esq., of which $5,000 shall have been paid prior to closing with the remaining $12,500 and expenses at the first Closing.

9.           MISCELLANEOUS.

                           9.1           Indemnification.  Each Purchaser agrees to defend, indemnify and hold the Borrower harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Securities by such Purchaser in violation of the Securities Act or applicable state securities law.

                           9.2           Governing Law.  The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California.  Each of the parties hereto and their assigns hereby consents to the exclusive jurisdiction and venue of the Courts of the State of New York, in the City and County of New York (or any federal courts having jurisdiction of such area) with respect to any matter relating to this Agreement and performance of the parties’ obligations hereunder, the documents and instruments executed and delivered concurrently herewith or pursuant hereto and performance of the parties’ obligations thereunder and each of the parties hereto hereby consents to the personal jurisdiction of such courts and shall subject itself to such personal jurisdiction.  Any action, suit or proceeding relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts.  The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding.  Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of New York by registered or certified mail to the parties and their representatives at their respective addresses specified in Section 9.7, provided that a reasonable time, not less than thirty (30) days, is allowed for response.  Service of process may also be made in such other manner as may be permissible under the applicable court rules.  THE PARTIES HERETO WAIVE TRIAL BY JURY.

                           9.3           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

                           9.4           Entire Agreement.  This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                           9.5           Severability.  In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                           9.6           Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Borrower and a majority of the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Borrower and such Purchaser.  Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Borrower.

                           9.7           Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by facsimile or email (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Borrower:	With a copy to:
SpendSmart Networks, Inc. 805 Aerovista Pkwy, Suite 205 San Luis Obispo, CA 93401 Attn: Alex Minicucci, Chief Executive Officer	Ruskin Moscou Faltischek, P.C. 1425 RXR Plaza East Tower, 15th Floor Uniondale, New York 11556 Attention: Seth I. Rubin, Esq.

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page.

With a Copy to:	With a Copy to:
________________________ ________________________ ________________________ Attention: _________________	CKR Law LLP 1330 Avenue of the Americas, 35th Floor New York, New York Attention: Ron Levy, Esq.

                           9.8           Faxes, Electronic Mail and Counterparts.  This Agreement may be executed in one or more counterparts.  Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission or other electronic means (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

                           9.9           Enforcement. In addition to other remedies available in law or in equity, the Note shall be deemed and considered an irrevocable instrument for the payment of money only, enforceable on its face and by its terms in summary proceeding or, at the election of the holder thereof, a regular or other proceeding.  Note holder shall be entitled to reimbursement of any and all costs and fees relating to enforcement of this Agreement or the Note or Warrant, including reimbursement of legal fees.  At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties.  No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

                           9.10           Titles and Subtitles.  The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                           9.11           Further Assurances.  At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

                           9.12           Legal Fees.  In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal, and costs incurred in bringing such suit or proceeding.

APPLICABLE ONLY IN THE EVENT ANY UNITS ARE SOLD TO FLORIDA RESIDENTS - FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE BORROWER, AN AGENT OF THE BORROWER OR AN AUTHORIZED ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  THIS SALE IS BEING MADE IN FLORIDA. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.  NOTICE SHOULD BE GIVEN TO THE BORROWER AT THE ADDRESS SPECIFIED HEREIN.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PURCHASER SIGNATURE PAGE

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

Manner in Which Title is to be Held. (check one)

___ Individual Ownership
___ Community Property
___ Joint Tenant with Right of Survivorship (both parties must sign)
___ Partnership
___ Tenants in common
___ Corporation
___ Trust
___ IRA or Keough
___ Other (please indicate)

Amount Invested: $_______________________                                                                                     Dated:  _______________________

INDIVIDUAL PURCHASER                                                                                     ENTITY PURCHASER

Name of entity, if any__________________
Signature (Individual)
By:
     *Signature
Its
Signature (Joint)                                                                                  Title
(all record holders must sign)

Name(s) Typed or Printed                                                                           Name Typed or Printed

Address to Which Correspondence                                                                                     Address to Which Correspondence
Should be Directed                                                                           Should be Directed

City, State and Zip Code                                                                           City, State and Zip Code

Tax Identification or                                                                                     Tax Identification or
Social Services Number                                                                                     Social Services Number

*	If the Note being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

The foregoing Securities Purchase Agreement is accepted and the Company hereby agrees to be bound by its terms.

SPENDSMART NETWORKS, INC.

Dated:  _________  __, 2015                                                                                     By:
            Name:  Alex Minicucci
            Title:    CEO

CERTIFICATE OF SIGNATORY

(To be completed if Notes are being purchased by an entity)

           I, ____________________________________, the ______________________________
(name of signatory)                                                                                     (title)

of __________________________ (the "Entity"), a_________________________________________
(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Securities Purchase Agreement and to purchase the Units, and certify further that the Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

           IN WITNESS WHEREOF, I have set my hand this                                                                                      ____day of ____________, 2015.

(Signature)

___________________________________
                   (Print Name)

EXHIBIT A

FORM OF 9% CONVERTIBLE PROMISSORY NOTE

See attached.

EXHIBIT B

FORM OF WARRANT

See attached.

EXHIBIT C

CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Purchaser represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  For purposes of calculating net worth under this Category A, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.(describe entity)

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor“ as defined in Regulation 506(b)(2)(ii) under the Act.

Category H
An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies. (describe entity)

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

SUITABILITY (please answer each question)
(a)  For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)  For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)  For all Subscribers, please state whether you have participated in other private placements before:
YES_______                                           NO_______

(d) If your answer to question (c) above was “YES”, please indicate frequency of such prior participation in private placements of:

   Public                                    Private                                 Public or Private
  Companies                                 Companies                                 Financing Companies

Frequently
Occasionally
Never

(e) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:
YES_______                                           NO_______

(f)  For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:
YES_______                                           NO_______

(g)  For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:
YES_______                                           NO_______

(h)  For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?
YES_______                                           NO_______

(i)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?
YES_______                                           NO_______

MANNER IN WHICH TITLE IS TO BE HELD (circle one)
(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of
Survivorship (both parties must sign)
(d)           Partnership*
(e)           Tenants in Common
(f)           Company*
(g)           Trust*
(h)           Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.